McMoRan EXPLORATION CO.

2nd Quarter 2012 Conference Call

James R. Moffett
Co-Chairman of the Board, President & CEO

Richard C. Adkerson
Co-Chairman of the Board

July 17, 2012

TRAILBLAZER

MMR LISTED NYSE

www.mcmoran.com

Cautionary Statement

TRAILBLAZER

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that forward-looking statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities and costs, capital expenditures, reclamation, indemnification and environmental obligations and costs, the potential for or expectation of successful flow tests, anticipated and potential quarterly and annual production and flow rates, reserve estimates, projected operating cash flows and liquidity and other statements that are not historical facts. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they may have on our results of operations or financial condition. Important factors that may cause actual results to differ materially from those anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced at wells operated by third parties where we are a participant), changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to retain current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC.

Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2011.

This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are included in the supplemental schedules of this presentation.

Trailblazer


McMoRan Exploration Co.
TRAILBLAZER
2011 Annual Report and Form 10-K

- **Geologic Success Has Identified Major New Sub-Salt Trend Spanning 200 + Miles on Shelf of GOM/Onshore South LA**

- **Targets Prospects on Large Structures with Multi-Tcfe Potential**

- **Leading the Way in Developing Processes/Technologies to Drill & Produce Ultra-Deep Trend**

- **Success Provides Opportunity to Develop Low-Cost, Long-Term Source of Natural Gas**

2Q12 Highlights

TRAILBLAZER

- **Ultra-Deep Development Activities**
  - Davy Jones No.1 – Successfully Perforated 165' of Wilcox sands
  - Davy Jones No. 2 – Completion/Testing Expected to Commence Following Review of Results of No. 1.
  - Blackbeard East/Lafitte – Expect to Submit Development Plans with BSEE in 3Q12

- **Ultra-Deep Shelf Exploration Activities**
  - Blackbeard West No. 2 – Drilling in Progress

- **Expanding Ultra-Deep Sub-salt Exploration Activities Onshore**
  - Lineham Creek Onshore Prospect – Drilling in Progress
  - Highlander Onshore Prospect – Expect to Spud in 2H 2012

- **Central Gulf of Mexico Lease Sale 216/222 Results**
  - Apparent High Bidder on 14 Leases
    - 6 Were Sole Bids
    - 8 Made Jointly with Chevron U.S.A. Inc.

2Q12 Financial Summary

TRAILBLAZER

McMoRan 2Q12 Sales Stats

	Volumes	Realization
Natural Gas	8.3 Bcf	$2.44/Mcf
Oil	0.5 MM Bbls	$109.37/Bbl
Natural Gas Liquids	1.5 Bcfe	$7.93/Mcfe

2Q Production Rate of 140 MMcfe/d

- **Net Loss: $75.5 Million ($0.47/share), Includes:**
  - $56.3 Million Charge for Boudin Lease Expiry
  - $11.2 Million in ARO Adjustments
  - $4.6 Million in Impairment Charges
- **EBITDAX(1): $48.3 Million**
- **Operating Cash Flow: $11.7 Million, Net of:**
  - $9.1 Million in Working Capital Uses
  - $16.0 Million in Abandonment Expenditures
- **Capital Expenditures of $147.2 Million**
- **Cash of $287.1 Million at June 30, 2012**

(1) Please see slide 39 for reconciliation of this Non-GAAP Measure to net income.

Ultra-Deep Accomplishments To-Date

TRAILBLAZER

Activities to Date Have De-risked Shallow Water, Ultra-Deep Shelf Play

- **Proved Wells Can be Drilled/Evaluated Safely Below Salt Weld** ✓
- **Confirmed Geologic Model in 8 Formations Below Salt Weld** ✓
- **Proved High Quality Reservoirs with Large Structural Features Are Present Below Salt Weld** ✓
- **Developed Expertise/Technology for High Pressure/High Temperature Completions** ✓
- **Identified Conventional Completion Opportunities** ✓

What's Next?

- **Flow Testing/Commercial Production**
- **Reserve Bookings Following Successful Flow Tests**
- **Additional Delineation Drilling**
- **Apply Model on Other Prospects within Newly Defined Trend**

Ultra-Deep Findings To Date

TRAILBLAZER

	Davy Jones No. 1	Davy Jones No. 2	Blackbeard West No. 1	Blackbeard East	Lafitte
Working Interest	63.4%	63.4%	69.4%	72.0%	72.0%
Net Revenue Interest	50.2%	50.2%	56.5%	57.4%	58.3%
Pay Counts (1)	*200' Wilcox*	*120' Wilcox Sands; 192' Tuscaloosa Sands & Lower Cretaceous Carbonate*	*168' Miocene; 52' Oligocene Sand*	*178' in Miocene Sands; 300' Sparta Carbonate*	*171' Miocene; 40' in Frio; 65' U. Eocene; 300' Sparta Carbonate*
Miocene					
Upper				✓	
Middle			✓	✓	✓
Lower			✓		✓
Oligocene			✓		
Frio			*Reached TD in Oligocene @ 32,997'*	✓	✓
Vicksburg				✓	
Eocene					
Upper Eocene					✓
Sparta				✓	✓
Paleocene				*Reached TD in Eocene @ 33,318'*	*Reached TD in Eocene @ 34,162'*
Wilcox	✓	✓			
Cretaceous					
Tuscaloosa	*Reached TD in Paleocene @ 29,000'*	✓			
Lower Cretaceous		✓			
		Reached TD in Lower Cretaceous @ 30,546'			

NOTE: Flow testing will be required to confirm the potential hydrocarbons and flow rates from these sandstone and limestone formations.

(1) All pay counts above reflect net feet of sandstones, with the exception of the Carbonate intervals which represent the gross thickness of the limestone encountered.

Davy Jones #1 Status Report

TRAILBLAZER

- **Workover Activities Completed to Date Include:**
  - ✓ Removed Tubing from Well
  - ✓ Cleaned Out Debris/Blockage
  - ✓ Removed Perforating Guns Set Across Wilcox "F" Sand
  - ✓ Perforated 165' Successfully with Electric Wireline Casing Guns
- **Began Re-running Production Tubing on July 13**
  - Once Tubing and Tree have been Set, Operations to Displace Completion Fluid will Commence Followed by Flow Test
- **Measurable Flow Test Expected During Week of July 30**
- **Commercial Production Expected Shortly Thereafter**

Ultra-Deep Status Report – Expanding Onshore



McMoRan
TRAILBLAZER
Davy Jones Field
#1 – Workover In Progress to Flow Test Wilcox Sands
#2 – Expect to Commence Completion Following Review of Results from #1 Well
Highlander
▪ Onshore South Louisiana
▪ 68,000 Gross Acre Area
▪ Expect to Spud in 2H12
▪ PTD: 30,000′
▪ Targeting Eocene, Paleocene and Cretaceous Objectives
▪ MMR WI: 72%
Lineham Creek
▪ Onshore Cameron Parish, LA
▪ Large Area of Potential Closure
▪ Drilling Below 19,000′; PTD 29,000′
▪ Chevron WI: 50% (Operator)
▪ MMR WI: 36%
~55 miles away
Blackbeard West #2
WI: 69.4%; NRI: 53.1%
Drilling Below 21,100′;
PTD: 24,500′
Lafitte
▪ Expect to Submit Development Plans with BSEE in 3Q 2012
Blackbeard East
▪ Expect to Submit Development Plans with BSEE in 3Q 2012
Onshore Location
Offshore Location

Ultra-Deep Prospects/Potential

Gross Unrisked Potential*:
Shelf Prospects: ~100 Tcfe; Onshore Prospects: ~30 Tcfe



LINEHAM CREEK (in progress)
DAVY JONES
HIGHLANDER
ONSHORE PROSPECT "B"
ENGLAND
BONNET
MMR Wilcox/Cretaceous Play
BLACKBEARD WEST (#2 in progress)
MMR Miocene/Wilcox Play
DRAKE
QUEEN ANNE'S REVENGE
100'
BLACKBEARD EAST
MMR Oligocene/Frio Play
BARATARIA
CALICO JACK
HOOK
650'
BARBOSA
CAPTAIN BLOOD
LAFITTE
MORGAN
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
Onshore Ultra-Deep Prospects

* MMR's WI & NRI will vary on a per prospect basis based on unitization and parties' participation.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan

2012 Outlook Summary

TRAILBLAZER

- **2012 Production Estimate[(1)]**
  - **Annual Average 137 MMcfe/d; 3Q12e – 135 MMcfe/d**
  - **Excludes Potential Production from Davy Jones #1**
  - **Near-Term Production Expected to Increase Once Commercial Production is Established at Davy Jones**
- **2012 EBITDAX Estimate -- ~$175 MM[(2)]**
- **2012 Capital Expenditures Estimate – ~$500 MM**
  - **~ 50% in Exploration; ~ 50% in Development**
  - **Spending Subject to Change, Depending on Drilling Results, Follow-on Development Activities, and General Market Factors**
- **Abandonment Expenditures Estimate – ~$75 MM**

(1) Dependent on the timing of planned recompletions and start ups, production performance, weather and other factors.

(2) Based on 2012 production estimate from existing fields and NYMEX forward curve pricing as of July 11, 2012 (approximately $2.95/MMbtu and $86.50/bbl for remaining 6 months of 2012). Each $0.50/MMbtu change in the natural gas price in the second half of 2012 would have an $8 MM impact and each $10.00/bbl change in oil price would have a $11 MM impact on this estimate. Each 10% change in 2H 2012 production volumes would impact this estimate by $15 MM.

e = estimate. See Cautionary Statement.

McMoRan

Summary

TRAILBLAZER

- Exploration Results Have Validated Geologic Model
- Developed Valuable Engineering Processes/ Technologies to Convert Geologic Success to Commercial Success
- Opportunities to Apply Model and Unlock Additional Value from Acreage/Prospect Inventory
- Success Provides Potential to Add Meaningful Reserves, Production and Asset Values for Shareholders

McMoRan Exploration Co.

Ultra-Deep Overview and Perspectives

TRAILBLAZER

MMR LISTED NYSE

www.mcmoran.com

McMoRan's Onshore/Shelf Sub-salt Franchise

Over $185 Million Spent to-date on Ultra-Deep High-Pressure High-Temperature Technology/Equipment to Advance Davy Jones/Shelf/Onshore Development

Specialty Completion Equipment Includes:

- 25K Well Head & Tree
- 25K Surface Controlled Sub-surface Safety Valve
- 3½", 7" and 9" Tubulars and Connections
- 25K BOP Stack*
- 25K Choke and Kill Manifold*
- 30K Wireline Pressure Control (Lubricator)*
- 30K Kill Pumps, High Pressure Piping and Manifold*





These Investments Expected to Benefit Development of Future Ultra-Deep Discoveries

* Multi-use equipment available for subsequent wells

Davy Jones #1 Log

Discovery Well



Top Wilcox
Lower Eocene
Upper Wilcox
Wilcox 1A
Paleocene
26,480'
-26,298'
Lower Wilcox
A
Wilcox 1B
Top Wilcox 2
B
C
Wilcox 2
D
E
F
A
B
C
30' Core
28,633' MD

Perfs: 8c

Perfs	Zone
4'	B
52'	C
42'	D
67'	F

June 2012 Central GOM Lease Sale 216/222 Results

TRAILBLAZER

McMoRan Apparent High Bidder on 14 Lease Blocks Associated with Sub-salt Ultra-Deep Plays, Including 8 Blocks with Chevron



DAVY JONES WEST
ENGLAND
BARATARIA
LAFITTE
CALICO JACK
CAPTAIN BLOOD
Joint High Bids with Chevron
Sole High Bids

This new acreage would enhance McMoRan's industry leading sub-salt prospect inventory.

Davy Jones West Ultra-Deep Exploration Prospect

TRAILBLAZER



Located in 20 Feet of Water

- **MMR/Chevron Submitted 3 Joint High Bids (50/50) Associated with the Davy Jones West Structure**
  - **Vermilion 70**
  - **Vermilion 52**
  - **South Marsh Island 233**
- **Located 9 Miles West of Davy Jones Discovery**
- **Prospect Would Target Eocene, Paleocene and Cretaceous Objectives**



32
49
50
VERMILION
51
53
52
70
71
73
72
220
221
222
223
DAVY JONES
SOUTH MARSH ISLAND N. ADDN
232
231
230
229
233
234
235
236
246
245
244
243
3'
C'
C
3
McMoRan
Davy Jones Discovery
Successfully perforated
165' of Wilcox Sands
Davy Jones Unit
McMoRan
Davy Jones Offset Appraisal
Expect to commence completion
following review of #1
MMR/CVX High Bids
MMR Lease

Vermilion/South Marsh Island Area

Davy Jones West/Davy Jones Seismic Tie



Davy Jones Discoveries
Davy Jones West
Davy Jones #2
Davy Jones #1
C'
Discovery
Discovery
Salt
Oligocene
Wilcox
Mesozoic
8
8b
8f
9
10
11

Provided Courtesy of FairfieldNodal

England Ultra-Deep Exploration Prospect



Located in 30 Feet of Water



21
22
23
24
25
40
39
38
37
36
CVX/HBP
CVX/HBP
CVX/HBP
CVX Lease
MMR/CVX High Bids
MMR Lease

Vermilion Area

- **MMR/Chevron Submitted 4 Joint High Bids (50/50) Associated with the England Structure**
  - Vermilion 21
  - Vermilion 23
  - Vermilion 25
  - Vermilion 40
- **Large Primary Structure**
- **Prospect Would Target Eocene, Paleocene and Cretaceous Objectives**

Regional Seismic Tie – England Prospect to Davy Jones Complex



Davy Jones Discovery
NW
SE
England
27.5 Miles
Davy Jones West
6.5 Miles
Davy Jones
Discovery
3
3
Regional Seismic Tie Line
Davy Jones Complex to England Prospect
Salt Weld
Salt Weld
Oligocene
Wilcox
Wilcox
Mesozoic
Mesozoic

Provided Courtesy of WesternGECO/FairfieldNodal

England Seismic Line

TRAILBLAZER


South
England "A"
North
DI
DI
C
1
1a
Gas Chimney?
2a
Flat Spot
3a
5
6
7
8
Wilcox
Salt Weld
Oligocene
9
10
Wilcox
11
Mesozoic

Provided Courtesy of Western GECO

Captain Blood Ultra-Deep Exploration Prospect



Located in 150 Feet of Water

- **MMR Submitted 3 High Bids (100%)**
  - South Marsh Island 112
  - Eugene Island 268
  - Eugene Island 288
- **Targets Include Lower Miocene, Oligocene, Eocene and Paleocene Objectives**



97
96
95
266
SOUTH MARSH ISLAND S. ADDN
267
108
109
110
269
268
113
112
111
EUGENE ISLAND S. ADDN
289
288
124
125
126
290
291
MMR High Bids
MMR Lease

South Marsh Island/Eugene Island Area

Lafitte/Captain Blood Complex



North
Lafitte Discovery
Western 3D Regional PSTM Data
Northwest - Southeast
Captain Blood
South
C
C
Plio/Pleistocene
Salt
Salt
Upper Miocene
Salt Weld
Miocene
3
4
5
Lower Miocene
6
Oligocene
7
Wilcox
Mesozoic
Paleozoic
Erio
Eocene
Wilcox
Salt Keel
Salt Keel
Lafitte Platform
27.7 Miles

Provided Courtesy of Western GECO

Barataria Ultra-Deep Exploration Prospect



Located in 140 Feet of Water

- **MMR Submitted 3 High Bids (100%) Associated with the Barataria/Lafitte Structures**
  - South Marsh Island 80
  - South Marsh Island 91
  - South Marsh Island 92
- **Barataria Located 10 Miles Southwest of Lafitte Structure**
- **Targets Include Miocene, Oligocene and Eocene Objectives**



MMR Lafitte #1 Drilled
Lafitte
Barataria
C
1
MMR High Bids
MMR Lease

South Marsh Island/Eugene Island Area

Lafitte/Barataria/Captain Blood Seismic Line



Lafitte Discovery
NW
Lafitte
Barataria
Pennzoil
SMI 97 #4
Captain Blood
SE
1
1
Salt Weld
Middle Miocene
Lower Miocene
Oligocene
Wilcox
Salt Keel
Salt
Upper Miocene
Middle Miocene
Lower Miocene
Oligocene
2
4
5
6
7
8
9
Mesozoic

Provided Courtesy of Western GECO

Calico Jack Ultra-Deep Exploration Prospect



Located in 140 Feet of Water

- **MMR/CVX Submitted Joint High Bid (50/50) on South Timbalier Block 178**
- **Targets Include Lower Miocene, Oligocene and Eocene**



CVX/HBP
176
177
178
CVX/HBP
CVX/ HBP
189
188
187
204
205
206
MMR/CVX High Bids
MMR Lease

South Timbalier Area

Barbosa/Blackbeard/Calico Jack Seismic Line

TRAILBLAZER



East
West
Blackbeard Complex Discoveries
Barbosa
Morgan
Blackbeard West
Blackbeard East
Queen Anne's Revenge
Calico Jack
V
V
10 Miles
14.5 Miles
Discovery
Discovery
Salt
Salt Weld
Salt Weld
Middle Miocene
Lower Miocene
Middle Miocene
Oligocene
Oligocene
Wilcox
Wilcox
Salt Keel
Mesozoic

Evolution of the Sub-salt Ultra-Deep Play to Onshore

TRAILBLAZER

In addition to Lineham Creek, McMoRan has Identified Multiple Major Sub-salt Structures Onshore South Louisiana


Highlander
To Spud in 2H 2012
Lineham Creek
Drilling in Progress
STATE
FEDERAL
Davy Jones
Discovered in 2010
100'
Blackbeard
Discovered in 2008
650'
Thunder Horse
Discovered in 1999

- **Onshore Prospects are on Primary Structures and Have Significant Areas of Closure**
- **McMoRan has Identified ~30 Tcfe of Gross Unrisked Potential Associated with Onshore Prospects**
- **Onshore Drilling/Development Costs are Lower than Deepwater/Shelf Prospects**
- **Like Shelf Wells, Successful Onshore Wells Could Utilize Existing Infrastructure**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

Lineham Creek Onshore Sub-salt Exploration Prospect

TRAILBLAZER



Located Onshore in Cameron Parish, LA

- Large Area of Potential Closure – ~33,000 Gross Acres
- Operations Commenced 12/31/11
- Drilling Below 19,000’
- Targeting Eocene/Paleocene Objectives Below Salt Weld
- PTD 29,000’
- Chevron is Operator with 50% WI
- MMR Participating with 36% WI

Cross Section


LINEHAM CREEK
S
N
S/L 20571 #1
In Middle Miocene
Lower Miocene
Current Depth 19,000' MD 7/16/12
Salt or Salt Weld
In Oligocene
Salt or Salt Weld
Eocene
Paleocene (Lower Wilcox)
PTD 29,000' MD
Cretaceous (Tuscaloosa)
Salt Keel
-10,000'
-20,000'
-30,000'

Highlander Onshore Sub-salt Exploration Prospect



Located Onshore in Iberia, St. Martin, Assumption and Iberville Parishes


N
Salt
Salt Keel
S
approx. 30,500 ac.

- **Acquired Exploratory Rights to 68,000 Gross Acre Area**
- **Expect to Commence Drilling of Exploratory Well in 2nd Half of 2012**
- **Proposed Total Depth: 30,000'**
- **Targeting Eocene, Paleocene and Cretaceous Objectives Seen Below Salt in Davy Jones Wells**
- **MMR WI: 72%**

Highlander Cross Section

TRAILBLAZER



HIGHLANDER AREA
Lomond Prospect
NW
SE
-10,000
-15,000
-20,000
-25,000
-30,000
Lower Miocene
Possible Oligocene
Salt Weld
Salt
Eocene
Paleocene (Lower Wilcox)
Upper Cretaceous (Tuscaloosa)
PTD 30,000'

Deepwater vs Shelf
Deep Play Lease Bonuses



$.108MM
$2.026MM
$.151MM
$.605MM
$.130MM
England
Davy Jones Unit
$1.014MM
Davy Jones West
$.251MM
$.131MM
= 2012 Lease Sale
= Previous Lease Sale
England / Davy Jones Complex
Area of Interest
MISSISSIPPI
ALABAMA
FLORIDA
LOUISIANA
$105.6MM
Knottyhead
$22.7MM
K2 $.15MM (1989)
$21.7MM
Tahiti Complex
$.23MM (1996)
$14.9MM (2002)
Shenzi
$34.9MM
$61MM
Friesian
Confirmed Discovery
01-29-09
TD 29,414'
(Lwr Mio)
$.30MM (1988-1995)
Maddog Complex
Tonga
$.33MM (1996)
Puma
$55.3MM
Ticonderoga
$23.9MM
$85MM
Heidelberg
Confirmed Discovery
02-02-09
TD 28,500'
(Lwr Mio)
$43.4MM
$32.1MM
Buckskin
Confirmed Discovery
02-04-09
TD 29,404'
(Eocene)
$55MM
Frampton
$3.2MM (1996)
$81MM
$69.4MM
Green Canyon
Jolly Red
Walker Ridge
$90.5MM
$51.1MM
Shenandoah
Confirmed Discovery
02-04-09
(Eocene)
$93MM
*Bid amounts in blue from October 2007 Lease Sale
^Bid amounts in black from prior Lease Sales
0
12 Miles

Blackbeard Ultra-Deep Exploration Area

TRAILBLAZER



Located in 80 Feet of Water
Barbosa
McMoRan Blackbeard West #2 Drilling
McMoRan Blackbeard West #1BP2 Drilled
Blackbeard East - ST 144
McMoRan Blackbeard East #1 Drilled
Salt Weld
Salt Keel
Dip
Queen Anne's Revenge
Blackbeard West - ST 167/168/SS 188
Blackbeard East
1 Mile

Other Ultra-Deep Prospects with Similar Characteristics to Blackbeard

Velocity Anomaly Seen at Blackbeard East Are Visible at Barbosa and Blackbeard West #2


Drilling
West
East
Barbosa
Ship Shoal 188
Blackbeard West
Blackbeard East
2
3
1
"Cupola" Plays
Velocity Anomalies Immediately Below Salt Weld
Salt Weld
-25,000'
-30,000'

Provided Courtesy of Western GECO

Pressure and Temperature Data Above 25,000' Indicate "Cupola" Discoveries Could be Developed with Conventional Equipment

Barbosa/Ship Shoal 188/ Blackbeard Seismic Tie

TRAILBLAZER

Blackbeard Complex Discoveries


NW
SE
Barbosa
SS 188
Blackbeard West
Blackbeard East
Drilling
Discovery
Discovery
Plio/Pleistocene
Salt
"Cupola"
Salt Weld
Upper Miocene
Salt Weld
Middle Miocene
Middle Miocene
Lower Miocene
Lower Miocene
Queen Ann's Revenge
Salt Keel
Oligocene
Oligocene
Eocene
Wilcox
Wilcox
500'
Mesozoic
Blackbeard West TZ
Blackbeard East TZ

Provided Courtesy of Western GECO

Ultra-Deep Prospects/Potential

Gross Unrisked Potential*:
Shelf Prospects: ~100 Tcfe; Onshore Prospects: ~30 Tcfe



LINEHAM CREEK (in progress)
DAVY JONES
HIGHLANDER
ONSHORE PROSPECT "B"
ENGLAND
BONNET
MMR Wilcox/Cretaceous Play
BLACKBEARD WEST (#2 in progress)
MMR Miocene/Wilcox Play
DRAKE
QUEEN ANNE'S REVENGE
100'
BLACKBEARD EAST
MMR Oligocene/Frio Play
CALICO JACK
BARATARIA
HOOK
BARBOSA
650'
CAPTAIN BLOOD
LAFITTE
MORGAN
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
Onshore Ultra-Deep Prospects

* MMR's WI & NRI will vary on a per prospect basis based on unitization and parties' participation.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan Exploration Co.

Reference Slides

TRAILBLAZER

MMR LISTED NYSE

www.mcmoran.com

2Q12 Average Production Rates For Top Fields

TRAILBLAZER

(MMcfe/d)


LA State Lease 18090
"Long Point"
Gross: 26; Net: 7
"Laphroaig"
Gross: 46; Net: 13
Breton Sound 33
Gross: 9; Net: 3
South Marsh Island 212
"Flatrock" Field
Gross: 121; Net: 50
Main Pass 299(1)
Gross: 5; Net: 4
High Island 474
Gross: 7; Net: 3
West Delta 27
Gross: 7; Net: 4
Vermilion 215
Gross: 6; Net: 4
Eugene Island 251
Gross: 13; Net: 6
High Island 537
Gross: 6; Net: 4
100'

2Q12 Sales

Natural Gas (Bcf)	8.3
Oil (MM bbls)	0.5
NGLs (Bcfe)	1.5

(1) Production rate impacted by weather related shipping delays

Reconciliation of Non-GAAP Measure

TRAILBLAZER

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America (GAAP). As defined by McMoRan, EBITDAX reflects the Company's adjusted oil and gas operating loss. EBITDAX is derived from net loss from continuing operations before other income, net; interest expense, net; income tax expense; exploration expenses; depletion, depreciation and amortization expense; stock-based compensation charged to general and administrative expenses; insurance recoveries; and gain on sale of oil and gas property. EBITDAX should not be considered by itself or as a substitute for net loss, operating loss, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net loss, the computation of this non-GAAP financial measure may be different from similar presentations of other companies, including oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net loss to EBITDAX for the second quarter ended June 30, 2012 is set forth below:

	2Q12
	($ in millions)
Net loss applicable to common stock, as reported	$ (75.5)
Preferred dividends	10.3
Loss from discontinued operations	1.8
Income from continuing operations, as reported	(63.4)
Other income, net	(0.2)
Interest expense, net	0.0
Income tax expense	0.0
Exploration expenses	65.9
Depreciation, depletion and amortization expense	44.9
Stock-based compensation charged to general and administrative expenses	1.9
Gain on sale of oil and gas property	(0.8)
EBITDAX	$ 48.3